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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 17, 2002
                Date of Report (Date of earliest event reported)


                                 ORAPHARMA, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     000-29839                       22-3473777
 (State of incorporation)     (Commission File Number)   (IRS Employer Identification Number)

                                 732 Louis Drive
                         Warminster, Pennsylvania 18974
               (Address of Principal Executive Offices - Zip Code)


                                 (215) 956-2200
              (Registrant's telephone number, including area code)


                                       N/A

         (Former name and former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

On June 17, 2002, OraPharma, Inc. (the "Company") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG LLP to serve as the Company's independent public accountants for fiscal 2002. The decision to change independent public accountants was recommended by the Audit Committee and approved by the Board of Directors of the Company.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended 2001 and 2000 and the interim period between January 1, 2002 and June 17, 2002, (1) there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years and (2) there were no reportable events as defined in
Item 304 (a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 17, 2002, stating its agreement with such statements.

During the fiscal years ended 2001 and 2000 and the interim period between January 1, 2002 and June 17, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

      Exhibit Number          Description
      --------------          -----------

            16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 17, 2002.

            99.1              Press Release dated June 18, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ORAPHARMA, INC.



Date: June 19, 2002                         By:   /s/ James A. Ratigan
                                                --------------------------------
                                            James A. Ratigan
                                            Executive Vice President, Chief
                                            Financial Officer and Secretary

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                                  EXHIBIT INDEX


  Exhibit Number    Description
  --------------    -----------

        16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 17, 2002.

        99.1        Press Release dated June 18, 2002.